MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-2
July 1, 2002 through July 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					778,534,166.28
B.	Level Pay Pool Balance of the Initial Rec		695,687,407.45
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		82,846,758.83
D.	Notes
	1.	Class A-1
		a.	Initial Balance				146,169,000.00
		b.	Note Interest Rate			3.89750%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-02
	2.	Class A-2
		a.	Initial Balance				94,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .10%
		c	Noteholders' Final Sched Pmt Date	15-Nov-03
	3.	Class A-3
		a.	Initial Balance				229,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-Sep-05
	4.	Class A-4
		a.	Initial Balance				150,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-06
	5.	Class B
		a.	Initial Balance				46,797,000.00
		b.	Note Interest Rate			5.7500%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				53,998,116.60
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.083%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						59 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						58 months
J.	Number of Initial Receivables				35,682
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	7,199,641.17
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		16,199,192.62
L.	Yield Supplement Account Deposit on the Closing Date	133,108.39
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						58,570,049.68
N.	Adjusted Principal Balance of Initial Receivables	719,964,116.60

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					574,817,791.93
B.	Level Payment Pool Balance				500,971,421.41
C.	Last Scheduled Payment Pool Balance			73,846,370.52
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		62,778,083.95
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		229,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		43,708,010.56
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					53,998,116.60
F.	Reserve Account Balance					16,048,321.24
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				63,012.81
I.	Yield Supplement Over Collatralization Balance 		35,333,580.82
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			20,490,105.35
L.	Weighted Average Coupon (WAC)				5.936%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	45.69
N.	Number of Contracts					31,764
O.	Total Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			172,784.44
	2.	Prepayments in Full				52,772.65
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		307,877.17
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				21,067.27
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			21,067.26
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				14,170,643.22
	2.	Collected Principal				14,170,746.23
	3.	Collected Interest				2,857,605.92
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				162,109.98
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		162,109.98
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			33,566,657.96
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				130,489.94
		b.	Current Month Actuarial Advances 	28,404.47
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				42,372.79
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				116,521.62
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment Advances	0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(13,968.32)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(5,906.90)
	2.	Payahead Balance of Loans Defaulted
		this Period					5,761.43
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			57,105.91
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						5.937%
L.	Weighted Average Remaining Maturity (WAM)		44.67
M.	Remaining Number of Receivables				31,373
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1282 	4.09%		24,465,262.95 	4.39%
	2.	60-89 Days
		Delinquent	282 	0.90%		5,489,299.73 	0.98%
	3.	90 Days or more
		Delinquent	233 	0.74%		4,197,800.91 	0.75%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	112 			1,700,790.60
	2.	Loans Defaulted
		During the
		Month		130
	3.	Level Payment Principal Balance of
		Defaulted Receivables				1,841,922.02
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			467,201.12
	5.	Level Payment Liquidation Proceeds		513,541.64
	6.	Last Scheduled Payment Liquidation Proceeds	5,563.95
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				650,695.78
P.	Pool Balances
	1.	Total Pool Balance				557,929,291.25
	2.	Level Pay Pool Balance				484,733,299.08
	3.	Last Scheduled Payment Pool Balance		73,195,992.17
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			30,476.55
B.	Collection Account Investment Income			18,682.43
C.	Payahead Account Investment Income			86.35
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			307,877.17
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			14,170,746.23
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,857,605.92
								17,336,229.32

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					183,177.25
C.	Net Change in Payahead Account Balance 			5,906.90
D.	Net Liquidation Proceeds and Recoveries Received 	1,169,801.37
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(13,968.32)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						18,681,146.52

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			15,121,577.82
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		15,121,577.82
B.	Total Required Payment
	1.	Total Servicing Fee  				479,014.83
	2.	Net Swap Payment				1,088,841.41
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				104,806.70
		c. 	Class A-3 				398,086.28
		d.	Class A-4				269,796.88
		e.	Class B 				209,434.22
		f.	Total Accrued Note Interest		982,124.08
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,760,191.59
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,361,386.23
		f.	Total Principal Distribution Amount	15,121,577.82
	4.	Total Required Payment 				17,671,558.14
	5.	Available Funds					18,681,146.52
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				17,671,558.14
C.	Current Period Payments
	1.	Servicing Fee paid				479,014.83
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				104,806.70
		c. 	Class A-3 				398,086.28
		d.	Class A-4				269,796.88
		e.	Class B					209,434.22
		f.	Total Interest Paid			982,124.08
	3.	Remaining Available Funds			16,210,419.23
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,760,191.59
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,361,386.23
		f.	Total Principal Payments		15,121,577.82
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		16,048,321.24
	3.	Plus: Reserve Account Investment Income		30,476.55
	4.	Plus: Additional Deposit			18,930,152.00
	5.	Less: Reserve Account Advance Draw Amount	0.00
	6.	Less: Reserve Account TRP Draw Amount		0.00
	7.	Reserve Account Balance before Deposit
		to Reserve Account				35,008,949.79
	8.	Specified Reserve Account Balance		35,129,344.62
	9.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		120,394.83
	10.	Funds Available for Deposit to Reserve
		Account						1,009,588.38
	11.	Amount Deposited to Reserve Account		120,394.83
	12.	Reserve Account Investment Income
		Released to Seller				0.00
	13.	Ending Reserve Account Balance			35,129,344.62
F.	Excess Funds Deposited to Certificate
	Distribution Account					889,193.55
G.	Total Distributions					18,681,146.52

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	574,817,791.93 		557,929,291.25
	2.	Total Pool Factor	0.7383334		0.7166407
	3.	Level Pmt Pool Bal	500,971,421.41 		484,733,299.08
	4.	Level Pmt Pool Factor	0.7201099		0.6967688
	5.	Last Sched Pmt Pool
		Bal			73,846,370.52 		73,195,992.17
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	62,778,083.95 		49,017,892.36
		c. 	Class A-3 	229,000,000.00 		229,000,000.00
		d.	Class A-4	150,000,000.00 		150,000,000.00
		e.	Class B		43,708,010.56 		42,346,624.33
		e.	Total		485,486,094.51 		470,364,516.69
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.6678520		0.5214669
		c. 	Class A-3 	1.0000000		1.0000000
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		0.9339917		0.9049004
	8.	Certificate Balance	53,998,116.60 		53,998,116.60
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	539,484,211.11		524,362,633.29
	11.	Yield Supplement Over
		Collatralization	35,333,580.82		33,566,657.96

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		5.936% 			5.937%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	45.69 			44.67
	3.	Remaining Number of
		Receivables		31,764 			31,373


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			1,784,256.12
B.	Realized Losses for Collection Period Less
	Recoveries						1,133,560.34
C.	Cumulative Losses for all Periods  			21,623,665.69
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1282 	4.09%		24,465,263	4.39%
	2.	60-89 Days
		Delinquent	282 	0.90%		5,489,300	0.98%
	3.	90 Days or more
		Delinquent	233 	0.74%		4,197,801	0.75%
	4.	Vehicles Repossessed
		During Collection
		Period		112 	0.35%		1,700,791


IX.  AVERAGE LOSS AND DELINQUENCY
	RATIOS
A.	Annualized Ratio of Realized Losses
	to Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period		4.35%
	2.	Preceding Collection Period			3.23%
	3.	Current Collection Period 			3.72%
	4.	Three Month Average 				3.77%

B.	Annualized Net Loss					2.37%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the
	End of the Collection Period.
	1.	Second Preceding Collection Period		1.27%
	2.	Preceding Collection Period			1.71%
	3.	Current Collection Period 			1.69%
	4.	Three Month Average 				1.55%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			18,689,207.94
	2.	Yield Supplement Amount from MMCA		0.00
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		0.00
	5 	Reserve Account Draw for Total
		Required Payment 				0.00
	6 	Deposit from Payahead Account  			5,906.90
	7 	Collection Account Investment Income  		18,682.43
	8 	Total Transfers Into Collection Account		18,713,797.27
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			479,014.83
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				13,968.32
		d.	Less:  Total Principal and
			Interest on Repurchases (Netted
			from Amounts Due Servicer) 		0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				492,983.15

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			16,103,701.90
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			120,394.83
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				889,193.55
		b.	Collection Account Investment Income	18,682.43
		c.	Total to Certificate
			Distribution Account			907,875.98
	6.	Total Transfers from Collection Account		18,713,797.27

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			16,048,321.24
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	120,394.83
	2.	Reserve Account Investment Income 		30,476.55
	3.	Additional Deposit				18,930,152.00
	4.	Total Transfers Into Reserve Account		19,081,023.38
C.	Total Transfers In and Beginning Balance		35,129,344.62
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for
		Reserve Account Advance Draw Amount		0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						35,129,344.62
F.	Total Distributions and Ending Balance			35,129,344.62

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			63,012.81
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		86.35
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		86.35
C.	Total Transfers In and Beginning Balance		63,099.16
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	5,906.90
	2.	Transfer Investment Income to Servicer 		86.35
	3.	Total Transfers From Payahead Account		5,993.25
E.	Payahead Account Ending Balance 			57,105.91
F.	Total Distributions and Ending Balance			63,099.16

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement Account	0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				16,103,701.90
	2.	Total Transfers Into Note Payment Account	16,103,701.90
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,864,998.29
		c. 	Class A-3 				398,086.28
		d.	Class A-4				269,796.88
		e.	Class B					1,570,820.45
		f.	Total Payments to Noteholders		16,103,701.90
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			16,103,701.90

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				889,193.55
	2.	Collection Account Investment Income		18,682.43
	3.	Total Transfers into Certificate
		Distribution Account				907,875.98
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			907,875.98
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			907,875.98

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				16,103,701.90
	2.	To Servicer (MMCA) 				492,983.15
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				120,394.83
	5 	To Certificate Distribution Account		907,875.98
	6.	Total Distributions From Collection Account	17,624,955.86

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				5,906.90
	2.	Investment Income to Servicer (MMCA) 		86.35
	3.	Total Distributions From Payahead Account	5,993.25

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			17,630,949.11
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				16,103,701.90
	2.	Servicer (MMCA)					493,069.50
	3.	Seller (MART)					0.00
	4.	Collection Account 				5,906.90
	5.	Certificate Distribution Account		907,875.98
	6.	Reserve Account					120,394.83
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		17,630,949.11